VAN KAMPEN MERRITT SERIES TRUST

                       SUPPLEMENT DATED JANUARY 2, 1996
           TO PROSPECTUS DATED MAY 1, 1995, AS AMENDED JUNE 1, 1995

                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                      COVA VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED JANUARY 2, 1996
           TO PROSPECTUS DATED MAY 1, 1995 AS AMENDED JUNE 1, 1995

      A Special Meeting of the Shareholders of Van Kampen Merritt Series Trust ("Trust") is to be held on February 9, 1996. Shareholders of record as of December 26, 1995 will be entitled to vote at that meeting on the following changes regarding the Trust proposed by Cova Financial Services Life Insurance Company and its insurance company affiliates ("Cova Life"):

1. The election of the following five Trustees of the Trust nominated by Cova Life:

                         Stephen M. Alderman
                         William C. Mair
                         Theodore A. Myers
                         Deborah A. Vohasek
                         R. Kevin Williams

      Of the nominees, Mr. Myers is the only current Trustee of the Trust. The terms of the persons currently serving as Trustees of the Trust, with the exception of Mr. Myers, would terminate upon the election and qualification of the new Trustees. If reelected as a Trustee, Mr. Myers intends to continue to serve on the Board for a one year period, after which he will resign therefrom.

2. The approval of a proposed New Investment Advisory Agreement between the Trust and Cova Investment Advisory Corporation ("Cova Advisory"), a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation. Cova Corporation is a Missouri corporation which is a wholly-owned subsidiary of General American Life Insurance Company, a St. Louis-based mutual company with more than $235 billion of life insurance in force and approximately $9.6 billion in assets. Under the proposed New Investment Advisory Agreement, which is substantially the same as the Current Investment Advisory Agreement, Cova Advisory is obligated to provide investment advisory services to the Trust but is permitted, at its own cost, to retain sub-adviser(s) to supervise and implement the investment activities of the Portfolios, including responsibility for overall portfolio management. Cova Advisory currently intends to retain Van Kampen American Capital Investment Advisory Corp. ("VKAC"), the Trust's current investment adviser, as sub-adviser to the Portfolios of the Trust.

     THE TRUST WOULD BE OBLIGATED TO PAY THE SAME ADVISORY FEES UNDER THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT AS IT IS OBLIGATED TO PAY UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT.

As described further below, the advisory fees would be paid to Cova Advisory which, in turn, will pay a portion of these fees to VKAC pursuant to the terms of the proposed Sub-Advisory Agreement.

3. The approval of a proposed Sub-Advisory Agreement between Cova Advisory and VKAC. Of the advisory fee which it will deduct pursuant to the proposed New Investment Advisory Agreement, Cova Advisory will retain a portion of such fee equal to .25 of 1% of the average daily net assets of each Portfolio. The remaining portion of the advisory fee attributable to each Portfolio will be paid by Cova Advisory to VKAC pursuant to the terms of the proposed Sub-Advisory Agreement. As indicated above, there will be no increase in the overall advisory fee paid by any of the Portfolios of the Trust.

       If approved by shareholders and by the Trustees nominated for election, Items 2 and 3 listed above would take effect on May 1, 1996.